Earnings Per Share	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share

13. Earnings Per Share

The following table reconciles the numerators and denominators used in the computations of basic and diluted earnings per share (in thousands, expect per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Numerator:
Income (loss) from continuing operations	$39,019	$3,071	$33,008	$(104,224)
Net income attributable to noncontrolling interests	720	714	2,168	2,135
Preferred stock dividends	—	9,242	11,381	27,219

Net income (loss) from continuing operations available to common shareholders, basic and diluted	$38,299	$(6,885)	$19,459	$(133,578)

Denominator:
Basic weighted-average common shares outstanding	264,768	178,140	229,405	178,051
Dilutive effect of stock awards	8,562	—	8,589	—

Diluted weighted-average common shares outstanding	273,330	178,140	237,994	178,051

Basic earnings per share	$0.14	$(0.04)	$0.08	$(0.75)
Diluted earnings per share	$0.14	$(0.04)	$0.08	$(0.75)

Basic earnings per share are based on the weighted-average number of common shares outstanding during each period. Diluted earnings per share are based on the weighted-average number of common shares outstanding plus the effect of all dilutive common stock equivalents during each period. The calculation of diluted weighted-average shares excludes the impact of 2 million and 21 million common stock equivalents for the three months ended September 30, 2014 and 2013, respectively, and 1 million and 21 million common stock equivalents for the nine months ended September 30, 2014 and 2013, respectively. As we recorded net losses from continuing operations available to common shareholders in the three and nine months ended September 30, 2013, all common stock equivalents were excluded from the calculation of diluted earnings per share as its inclusion would have been antidilutive.

18. Earnings Per Share

The following table reconciles the numerators and denominators used in the computations of basic and diluted earnings per share:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands, except per share data)
Net loss from continuing operations	$(90,455)	$(621,726)	$(79,294)
Net income (loss) attributable to noncontrolling interests	2,863	(59,317)	(36,681)
Preferred stock dividends	36,704	34,583	32,579

Net loss from continuing operations available to common shareholders	$(130,022)	$(596,992)	$(75,192)

Basic and diluted weighted-average number of shares outstanding	178,125	177,206	176,703
Basic and diluted loss per share available to common shareholders	$(0.73)	$(3.37)	$(0.43)

Basic earnings per share are based on the weighted average number of common shares outstanding during each period. Diluted earnings per share are based on the weighted average number of common shares outstanding and the effect of all dilutive common stock equivalents during each period. For the years ended December 31, 2013, 2012 and 2011, we had 22 million, 20 million and 21 million common stock equivalents, respectively, primarily associated with our stock-options. As we recorded net losses for each period presented, all common stock equivalents were excluded from the calculation of diluted earnings per share as its inclusion would have been antidilutive. As a result, basic and diluted earnings per share are equal for each period.

Tandem SARs issued with respect to the Travelocity Equity 2012 plan may be settled in shares of the underlying stock and units, interests in Sabre Corporation or any successor to Sabre Corporation, THI or Travelocity.com LLC, or in cash. If we elect to settle in shares of Sabre Corporation, the quantity issued is based on the intrinsic value of the Tandem SARs at the time of settlement and the fair value of Sabre Corporation shares at the time of settlement. For the years ended December 31, 2013, 2012 and 2011, no shares were issuable under this calculation and therefore there were no common stock equivalents associated with the Tandem SARs.